UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  X .

Filed by a Party other than the Registrant      .

Check the appropriate box:

 X . Preliminary Proxy Statement

     . Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     . Definitive Proxy Statement

     . Definitive Additional Materials

     . Soliciting Material Pursuant to ss. 240.14a-12

G/O BUSINESS SOLUTIONS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X . No fee required.

     . Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid: _____________________________________________________________

     . Fee paid previously with preliminary materials.

     . Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

G/O Business Solutions, Inc.

2202 Bluebonnet Drive

Richardson, Texas 75082

(469) 233-6258

March 12, 2010

To Our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of G/O Business Solutions, Inc. to be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Thursday, March 25, 2010.

Information about the Special Meeting, including matters on which shareholders will act, may be found in the notice of special meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date, and promptly return the accompanying proxy by mail or by fax to (972) 767-3370. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

Sincerely yours,

/s/ Brian Rodriguez

Brian Rodriguez

President

G/O Business Solutions, Inc.

2202 Bluebonnet Drive

Richardson, Texas 75082

(469) 233-6258

__________________________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

__________________________________________________________________

The Special Meeting of Shareholders of G/O Business Solutions, Inc. will be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056, 11:00 A.M., Central Time, Thursday, March 25, 2010, for the following purposes:

1.

to approve the proposal to change the Company’s state of incorporation from the State of Colorado to the State of Nevada (the “Reincorporation”), which will result in a change of the Company’s name from G/O Business Solutions, Inc. to Radiant Energy, Inc.; and

2.

to approve the proposal to effect a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and file any amendments to the Company’s articles of incorporation (if necessary) no later than December 31, 2010.

3.

to approve the proposal to increase the authorized shares of Company common stock from 50,000,000 to 100,000,000.

These business items are described more fully in the Proxy Statement accompanying this Notice.

 Only shareholders who owned our common stock at the close of business on March 11, 2010, can vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible by mail or by fax at (972) 767-3370. Your stock will be voted in accordance with the instructions you have given. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

/s/ Brian Rodriguez

Brian Rodriguez

President

Dated: March 12, 2010

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March 25, 2010: This Proxy Statement is available at: www.gobusinesssolutions.biz.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE BY MAIL OR BY FAX AT (972) 767-3370 SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

G/O BUSINESS SOLUTIONS, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Company’s board of directors (“Board of Directors”) for use at the Special Meeting of Shareholders to be held on March 25, 2010 at 11:00 A.M., Central Time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of shareholders. The Special Meeting will be held at the offices of Brewer & Pritchard PC, 3 Riverway, 18th Floor, Houston, Texas 77056. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about March 12, 2010. The Board of Directors of G/O Business Solutions, Inc., a Colorado corporation, prepared this Proxy Statement for the purpose of soliciting proxies for our Special Meeting of Shareholders. When you see the term “we,” “our,” the “Company,” it refers to G/O Business Solutions, Inc. and its subsidiaries.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s president, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

Our common stock is the only type of security entitled to vote at the Special Meeting. Only shareholders of record at the close of business on March 11, 2010 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 22,429,937 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” the approval of the proposal to change the Company’s state of incorporation to the State of Nevada, “FOR” the proposal to effect a reverse split of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split and file any amendments to the Company’s articles of incorporation (if necessary) no later than December 31, 2010, and “FOR” the proposal to increase the authorized shares of Company common stock from 50,000,000 to 100,000,000. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by “broker non-votes” (i.e., shares of stock held in record name by brokers or nominees) as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter, will be treated as present for purposes of determining a quorum.

Voting

Proposal 1. Approval of the proposal to change the Company’s state of incorporation from the State of Colorado to the State of Nevada requires the affirmative votes of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 2. Approval of the proposal to effect a reverse split of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, requires the affirmative votes of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Proposal 3. Approval of the proposal to increase the authorized shares of Company common stock from 50,000,000 to 100,000,000 requires the affirmative votes of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Dissenter’s Rights

Holders of shares of the Company’s common stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares may be entitled to dissenters' rights in connection with the Reincorporation under Sections 7-113-101 though 7-113-302 of the Colorado Revised Statutes, as more fully described below. Except in connection with the Reincorporation, shareholders are not entitled to any rights of appraisal or dissenters rights with respect to the other matters to be acted upon at the Special Meeting.

Shareholder Proposals

In order for shareholder proposals intended to be presented at the next meeting of shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Corporation at its principal executive offices a reasonable time before the Company prints its proxy materials for the meeting. In addition, if the Corporation does not receive notice of a shareholder proposal within a reasonable time before the Corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal. The Board of Directors has not determined when there will be another meeting of the shareholders.

PROPOSAL NUMBER 1 – APPROVAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM STATE OF COLORADO TO STATE OF NEVADA

The Board of Directors has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Colorado to the State of Nevada. If our shareholders approve the Reincorporation in Nevada, we will accomplish the Reincorporation by domesticating in Nevada as provided in the Nevada Revised Statutes (the “NRS”) and the Colorado Revised Statutes (the “CRS”). For the purposes of this Proposal 1, we sometimes refer to the Company as “G/O Business-Colorado” prior to the Reincorporation and “G/O Business -Nevada” after the Reincorporation.

Summary

The principal effects of the Reincorporation will be that:

•

The affairs of the Company will cease to be governed by Colorado corporation laws and will become subject to Nevada corporation laws.

•

The resulting Nevada corporation, G/O Business-Nevada, will continue with all of the rights, privileges and powers of G/O Business-Colorado, will possess all of the properties of G/O Business-Colorado, will continue with all of the debts, liabilities and obligations of G/O Business-Colorado and will continue with the same officers and directors of G/O Business-Colorado immediately prior to the Reincorporation, as more fully described below.

•

The name of the Company will change from G/O Business Solutions to Radiant Energy, Inc., as more fully described below.

General

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Annex A. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if a majority of the voting power vote in favor of the Reincorporation, the Company would file with the Colorado Secretary of State a statement of conversion, and would also file with the Nevada Secretary of State articles of conversion, the articles of incorporation that would govern the Company as a Nevada corporation, a draft copy of which is attached as Annex B. In addition, the Board of Directors of the Company would adopt bylaws for the resulting Nevada corporation, a draft copy of which is attached as Annex C. Approval of the Reincorporation will constitute approval of the Nevada articles of conversion, the Nevada articles of incorporation, and the Nevada bylaws.

Apart from being governed by the Nevada articles of incorporation, the Nevada bylaws and the NRS, for all other purposes, G/O Business-Nevada will be the same entity as G/O Business-Colorado immediately prior to the Reincorporation: G/O Business-Nevada will continue with all of the rights, privileges and powers of G/O Business-Colorado, it will possess all of the properties of G/O Business-Colorado, it will continue with all of the debts, liabilities and obligations of G/O Business-Colorado and it will continue with the same officers and directors of G/O Business-Colorado immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company's common stock will continue to be traded, without interruption, on the Over-The-Counter Bulletin Board (“OTCBB”). The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission (the “SEC”) and provide to its shareholders the same type of information that it has previously filed and provided. After giving effect to the reverse split (as described in Proposal 2), shareholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and shareholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders.

 Reasons for the Reincorporation

The Company’s Board of Directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Colorado law and will increase the marketability of the Company's securities.

The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. We believe that Nevada corporate law is more flexible than Colorado corporate law. We also believe that Nevada corporate law has a more substantive body of corporate law. For these reasons, the Company’s Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Nevada law. See “Comparison of Shareholders' Rights Before and After the Reincorporation.”

Reincorporation from Colorado to Nevada may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors and the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the NRS.

Changes as a Result of Reincorporation

The affairs of the Company will be subject to Nevada Corporate law, and existing contractual arrangements will continue as rights and obligations of the Company.

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company, and the affairs will cease to be governed by Colorado corporation laws and will become subject to Nevada corporation laws. There will also be additional changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of Shareholders' Rights Before and After the Reincorporation.” The Reincorporation is not expected to affect any of the Company's material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Nevada corporation. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company's offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

The Company’s name will change from G/O Business Solutions, Inc. to Radiant Energy, Inc.

In February 2010, our Board of Directors, believing it to be in the best interests of the Company, approved the proposal to change the name of the Company to Radiant Energy, Inc. Our current Articles of Incorporation, as amended, provide that the name of the company is G/O Business Solutions, Inc. The change in our corporate name is being proposed in order to better reflect our future expected business strategy and the markets that we intend to pursue.

Mechanism for Reincorporation into Nevada

The process for reincorporating the Company from Colorado to Nevada calls for the statement of conversion to be filed with the Colorado Secretary of State and for the Nevada articles of incorporation and a articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Nevada corporation, with all of the assets, rights, privileges and powers of G/O Business-Colorado, and all property owned by G/O Business-Colorado, all debts due to G/O Business-Colorado, as well as all other causes of action belonging to G/O Business-Colorado immediately prior to the conversion, remaining vested in G/O Business-Nevada following the conversion. G/O Business-Nevada will remain as the same entity following the conversion. The director and officer of G/O Business-Colorado immediately prior to the conversion will be the director and officer of G/O Business-Nevada.

At the effective time of the Reincorporation, and subject to approval of Proposal 2 (the reverse split) each share of G/O Business-Colorado common stock will automatically be converted into shares of common stock of the resulting Nevada corporation, giving effect to any reverse split, if approved. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Shareholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so by the transfer agent.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and the Nevada bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the statement of conversion filed with the Secretary of State of Colorado and the articles of conversion and the Nevada certificate of incorporation filed with the Secretary of State of Nevada, in each case upon acceptance thereof by the Colorado Secretary of State and the Nevada Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Company’s Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Company’s Board of Directors or the plan of conversion may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if the Company’s Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Colorado, will be subject to the Company's existing articles of incorporation and bylaws.

Dissenter’s Rights

Any Company shareholder is entitled to be paid the fair value of its shares in accordance with Sections 7-113-101 through 7-113-302 of the Colorado Revised Statutes (“Colorado Dissent Statute”) if the shareholder dissents to the Reincorporation. A brief summary of the provisions of Colorado Dissent Statute are set forth below and the complete text of said sections is set forth in Annex D.

Once proposed, a corporate action that creates dissenters' rights is to be submitted to a vote of the shareholders, whether at a shareholders’ meeting or via shareholders’ written consent. The corporation is required to send notice to all shareholders informing them of the applicability of dissenters' rights, accompanied by all relevant provisions of the Colorado Dissent Statute relating to dissenters’ rights. The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of notice, shareholders exercising the right to dissent shall send written notice to the corporation before the vote is taken at the Special Meeting, expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting shareholders must refrain from voting their shares in favor of the action. The shareholder must either vote against the action to be taken or abstain. If no direction is made, the shareholder’s proxy will be voted for the Reincorporation. Compliance with the foregoing is mandatory and if the shareholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the dissenting shareholder complies with the foregoing requirements, the shareholder may demand payment by sending such request in writing and depositing with the Company the shareholder's certificates for certificated shares. The shareholder maintains all rights as shareholder, except the right to transfer the shares, until such time as the opposed corporate action is taken. The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable. A shareholder who wishes to exercise dissenters' rights should deliver his or her written demand to Brian Rodriguez, President, G/O Business Solutions, Inc., 2202 Bluebonnet Drive, Richardson, Texas 75082. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under Colorado Dissent Statute.

Upon receipt of each demand for payment, G/O Business-Nevada, as the surviving corporation, will pay each dissenting shareholder the “fair value” of the shares. The fair value of the shares shall be determined as of the time immediately before the opposed corporate action becomes effective. If the dissenting shareholder is dissatisfied with the fair value of the shares fixed by the Company, the shareholder may reject in total the Company’s offer and send to the Company, in writing, an estimate of what such shareholder considers fair value, plus any interest due if: (i) the shareholder believes that the fair value offered is less than the fair value of the shares, or if the interest was miscalculated; or (ii) if the Company fails to make payment within 60 days from the final day that demands for payment would be received; or (iii) if the Colorado corporation, G/O Business-Colorado, does not take the action opposed by the shareholder and fails to return the deposited share certificates. A dissenting shareholder loses the right to demand payment if he fails to respond to the Company within 30 days of the day the Company made or offered payment for the dissenter's shares.

If the dissenting shareholders and the Company are unable to agree on the fair value of the shares, then the Company may commence a proceeding in the Colorado courts within 60 days after the receipt of the dissenter's notice of estimate of fair value and interest owed. If the Company does not commence such proceedings within the 60 day period, it must pay each dissenter the amount demanded. If the proceeding is properly commenced, the court will determine the fair value of the shares.

The foregoing is merely a summary of the dissenters' rights as provided within the Colorado Dissent Statute. Shareholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law. Failure to follow the procedures of the Colorado Dissent Statute may result in the loss of all dissenters' rights.

Comparison of Shareholders' Rights Before and After the Reincorporation

Because of differences between the CRS and the NRS, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s shareholders. Summarized below are the most significant provisions of the CRS and NRS, along with the differences between the rights of the shareholders of the Company before and after the Reincorporation that will result of the differences among the CRS and the NRS and the differences between G/O Business-Colorado’s articles of incorporation and bylaws and G/O Business-Nevada’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CRS, the NRS, G/O Business-Colorado’s articles of incorporation, G/O Business-Colorado’s bylaws and G/O Business-Nevada’s certificate of incorporation and G/O Business-Nevada’s bylaws. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Corporate Name

Our current Articles of Incorporation, as amended, provide that the name of the company is G/O Business Solutions, Inc. The articles of incorporation of G/O Business-Nevada will provide that the name of the Company is Radiant Energy, Inc. The change in our corporate name is being proposed in order to better reflect our future expected business strategy and the markets that we intend to pursue.

Voting Rights With Respect To Extraordinary Corporate Transactions

The voting rights with respect to extraordinary corporate transaction under the NRS and CRS are substantially similar. Each requires an affirmative vote or consent of a majority of the holders of the outstanding shares to vote to approve mergers, consolidations, and sales, leases or exchanges of all or substantially all of the assets or property of a corporation. A summary of the relevant NRS and CRS provisions are as follows:

Nevada. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend or alter, in any way the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger; (iii) no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger along with the conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger; and, (iv) the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Colorado. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the approval of a majority of shareholders (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) holding issued shares of the corporation. No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) Each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger; (iii) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger.

Shareholders’ Consent without a Meeting

Nevada. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

Colorado. Any action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing or if the articles of incorporation expressly provide that shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting consent to such action in writing. However, no action taken shall become effective until the corporation receives writings that describe and consent to the action being taken. Any such action taken shall have the same effect as any action taken at a meeting of shareholders. Under our Colorado charter documents, unanimous consent of the shareholders is required.

Special Meetings of Shareholders

Under both the NRS and the CRS, unless otherwise specified in the corporation’s articles or bylaws, only officers and directors of a corporation may call a special meeting of the shareholders. The Nevada bylaws permit a special meeting to be called at any time by a majority of the board of directors, the executive committee, the chairman of the board, the chief executive officer, or the president, or by vote of, or instrument in writing signed by at least twenty percent (20%) of the shareholders of the issued and outstanding capital stock of G/O Business-Nevada. Notice of said meeting must be given no fewer than 10 days and no more than 60 days prior to the date scheduled for the meeting. Our Colorado bylaws provide that a special meeting may be called upon call from the president or upon written demands from the holders of shares representing at least 25% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.

A summary of the relevant NRS and CRS provisions are as follows:

Nevada. Unless otherwise provided in the articles of incorporation or bylaws, only the president or any two or more directors, acting in concert, may call for a special meeting. Unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held in the state of incorporation, and notice of any meeting must be sent to shareholders indicating the purpose(s) for the meeting and the location of the meeting, and the notice must be signed by a officer or other person so authorized to sign on behalf of the corporation within the articles of incorporation or bylaws.

Colorado. Unless otherwise provided in the articles of incorporation or bylaws, a special meeting of shareholders shall be held by the corporation if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, and unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held within the state of incorporation; however if there be no place specified in the articles of incorporation or bylaws, the meeting shall be held at the corporation's principal place of business.

Notice, Adjournment and Place of Shareholders’ Meetings

The notice provisions of the NRS and CRS are substantially similar. The NRS and the G/O Business-Nevada charter documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. The G/O Business-Colorado charter documents require that notice of shareholders' meetings be given between 10 and 50 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing.

Directors

Nevada. The Nevada bylaws provide the number of members of the Nevada Board shall not be reduced to less than one (1) nor exceed ten (10), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Nevada bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

Colorado. The Colorado bylaws provide that the Board consists of not less than three (3), with no less than one (1) Class A director, or such number as shall be fixed from time to time by the Board of Directors. Currently, the Colorado Corporation has one director. A majority of the number of directors constitutes a quorum for the transaction of business. The Colorado Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

Election and Removal of Directors

The provisions under the NRS, CRS, and the Company’s charter documents in both Colorado and Nevada are substantially similar in that they allow for the election and removal of directors by a majority of the shares of common stock entitled to vote at an election of directors. A summary of the relevant portions of the NRS, CRS, and our charter documents is as follows:

Nevada. The Nevada bylaws provide that the election of directors shall take place at an annual or special meeting of shareholders. Directors shall hold office for the terms specified in the bylaws and until their successors have been elected as provided in said bylaws. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum. Our Nevada bylaws provide that one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

Colorado. The Colorado bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under the CRS, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal at a meeting called for the purpose of removing the director. Vacancies on the board occurring by reason of the resignation or removal of director with or without cause shall be filled only by a majority of the directors then in office, although less than a quorum. Our Colorado bylaws permit a director to be removed with or without cause by the holders of a majority of the shares of common stock entitled to vote at an election of directors.

Quorum of Directors

The provisions under the NRS, CRS, and the Company’s charter documents in both Colorado and Nevada are substantially similar in that a majority of directors constitutes a quorum unless otherwise provided in the Company’s charter documents. A summary of the relevant NRS and CRS provisions and our charter documents is as follows:

Nevada. Unless a greater or lesser number is required for a quorum by the articles of incorporation or bylaws, a majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum.

Colorado. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporation’s bylaws may provide that a quorum consists of a majority of the number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number then no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

Directors’ Consent without a Meeting

The provisions under the NRS, CRS, and the Company’s charter documents in both Colorado and Nevada are substantially similar in that an action by the board can be taken by the board of directors upon written consent signed by all of the board of directors. A summary of the relevant NRS and CRS provisions and our charter documents is as follows:

Nevada. Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. The G/O Business-Nevada bylaws do not change this statutory rule.

Colorado. Colorado law provides that, unless the bylaws require that the action be taken at a meeting, any action required or permitted by the Board of Directors may be taken without a meeting if all members of the board consent to such action in writing. The G/O Business-Colorado bylaws do not change this statutory rule.

Anti-Takeover Statutes

Nevada. Except under certain circumstances, Nevada law prohibits a “combination” between a corporation and an “interested shareholder” within three years of the shareholder becoming an “interested shareholder.” An “interested shareholder,” as defined under the NRS, is a person that, directly or indirectly, controls 10% or more of the outstanding voting stock, or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. A “combination” includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 5% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, disposition of assets having an aggregate market value equal to 5% or more of the market value of all the outstanding shares of the corporation, or said assets represent 10% or more of the earning power or net income of the corporation. Additionally, certain other business combinations that would increase the interested shareholder’s proportionate share under the NRS are prohibited.

The following are considered to be authorized combinations: Generally, corporations may not engage in any combination with an interested shareholder of the resident domestic corporation after the expiration of 3 years after his date of acquiring shares, unless (1) a the combination is approved by the board of directors of the corporation before the interested shareholder's date of acquiring shares, the purchase of shares made by the interested shareholder on that date having been approved by the board of directors before that date, or (2) a combination approved by vote of the holders of stock representing a majority of the outstanding shares not beneficially owned by the interested shareholder proposing the combination, or any affiliate or associate of the interested shareholder proposing the combination, at a meeting called for that purpose no earlier than three years after the interested shareholder's date of acquiring shares.

In addition, Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive (the “Control Share Acquisition Statute”) limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more shareholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation.

According to the Control Shares Acquisition Statute, an acquiring person who acquires a controlling interest, which is as little as one-fifth of the outstanding voting shares, may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special or annual meeting of the shareholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares. Additionally, if the disinterested shareholders do not allow full voting rights to the acquired shares or the notice is not sent to the shareholders pursuant to the statue, then the acquiring person may cause the corporation to redeem the acquired stock.

The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement. The Control Share Acquisition Statute does not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

To the extent permitted under the laws of the state of Nevada, if Proposal 2 is approved by the Company’s shareholders, the Company will elect not to be governed by the Control Share Acquisition Statute, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, and the articles of G/O Business - Nevada will expressly elect not to be governed by these provisions.

Colorado. Neither the CRS nor our Colorado charter documents provide guidance regarding anti-takeover provisions.

Amendments to Charter

The provisions of the NRS and CRS relating to amendments to a corporation’s charter documents are substantially similar. A summary of the relevant NRS and CRS provisions is as follows:

Nevada. Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and the purpose(s) thereof, declare the amendment’s advisability, and call for a general or special meeting. All shareholders are entitled to vote for the consideration of the proposed amendment. At the meeting held for said purpose and upon a canvassing of the shareholders, if it appears that the majority will affirm the amendment, the corporation's secretary shall file with the secretary of state a certificate setting forth the amendment. However, if the amendment proposes to change any preference or any relative or other right given to any class of security, then the amendment must be approved by the vote of the majority of the shareholders of each class of shares affected by the amendment regardless of the limitations or restrictions on the voting power of said classes of stock.

Colorado. Unless otherwise provided in the articles of incorporation, the board of directors may, under very limited circumstances, amend the articles without shareholder approval. Otherwise the board of directors or the holders of shares representing at least 10% of the all votes entitled to be cast may propose an amendment to the articles of incorporation. The board of directors shall either recommend to the shareholders the adoption of the board proposed amendment or recommend against or in favor of any proposed shareholder amendment. The amendment shall be duly voted upon and will be adopted if approved by an affirmative vote by a majority of shareholders.

Transactions with Officers and Directors

The provisions of the NRS and CRS relating to transactions with officers and directors are substantially similar. A summary of the relevant NRS and CRS provisions is as follows:

Nevada. Under the NRS, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) the financial interest is known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a majority vote of the remaining directors without counting the interested director(s) vote; (ii) the material facts are disclosed to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors’ or officers’ votes; or (iii) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

Colorado. Under the CRS, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by a vote of the shareholders; or (iii) the conflicting interest transaction is fair as to the corporation.

Limitation on Liability of Directors; Indemnification of Officers and Directors

Nevada. Nevada law provides that a corporation may adopt in its bylaws provisions eliminating or limiting the personal liability of an officer or director from any threatened civil, criminal, administrative or investigative action if adjudicated not liable for a knowing breach of fiduciary duty, fraud or other intentional misconduct or if the officer or director acted in good faith in the best interest of the corporation, or, with respect to a criminal action if the officer or director had no reasonable cause to believe that the conduct was unlawful. The Nevada articles eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Nevada law.

Article VIII of the Nevada articles requires G/O Business-Nevada to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by Nevada law. The Nevada bylaws permit G/O Business-Nevada to advance expenses to a director or officer, provided that the director or officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board of Directors may impose.

Indemnification rights under Nevada law are not exclusive. Accordingly, G/O Business-Nevada’s bylaws specifically permit G/O Business-Nevada to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Nevada indemnification statutes. Additionally, the Nevada charter documents provide that G/O Business-Nevada may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

Colorado. The CRS provides the authority to limit liability against any director of the corporation made party to a proceeding because of their status as a director if: (i) the person acted in good faith; (ii) the person reasonably believed he was acting in his official capacity in the best interest of the corporation, or if not in his official capacity, the conduct was not opposed to the best interest of the corporation, and, in the case of any criminal proceeding, the person had no cause to believe the conduct was wrongful. However, a corporation may not limit liability in the following situations: (x) wherein a director is adjudicated liable to the corporation; or (y) wherein a director is found to have derived an improper personal benefit from the course of action, whether or not acting within his official capacity. The CRS provides that the indemnification provided must be limited to reasonable expenses incurred in connection with the proceedings.

The CRS requires that, unless limited by the articles of incorporation, a corporation shall indemnify any director who, because of his position as director, became a party to a proceeding wherein he prevailed on the merits or otherwise, against reasonable expenses incurred in connection with the proceeding.

Par Value

The par value of the Company’s common and preferred stock will not change as a result of the Reincorporation.

Vote Required

Approving the Reincorporation requires the vote of holders of a majority of the shares of common stock. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF PROPSOAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM THE STATE OF COLORADO TO THE STATE OF NEVADA.

PROPOSAL NUMBER 2 – APPROVAL TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-3 AND NOT GREATER THAN 1-FOR-10

General

Our Board of Directors have recommended that the Company implement one or a series of reverse splits of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of shareholders, provided that the Board of Directors determines to effect the reverse stock split no later than December 31, 2010. If both Proposal 1 and this Proposal 2 are approved, the reverse splits will be effective upon the filing of the reincorporation documents as described in Proposal 1. If Proposal 1 is not approved, but this Proposal 2 is approved, a reverse split will be effective upon the filing of an amendment to our Colorado articles of incorporation with the Colorado Secretary of State.

Except as set forth in Proposal 3, neither the number of authorized shares of the Company nor the par value of the shares of our common stock will be changed in connection with the reverse splits. The Board considered reducing the number of authorized shares of common stock, but determined that the availability of additional shares was necessary in order for the Company to consummate future financing transactions or business combinations. The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for corporate purposes.

Any reverse splits will be realized simultaneously and in the same ratio for all shares of the common stock. All holders of common stock will be affected uniformly by the reverse splits, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the reverse splits. In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of common stock. In addition, the splits will not affect any holder of our common stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of common stock will remain fully paid and non-assessable.

Board Discretion to Implement Reverse Stock Splits

The Board of Directors believes that the approval of one or a series reverse stock splits at a ratio range (rather than an exact reverse stock split ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock splits. A reverse stock split would be effected, if at all, only upon a determination by the Board of Directors that the split is in the best interests of our Company and our shareholders at that time. In connection with any determination to effect the reverse stock split, the Board of Directors would set the timing for the split and select the specific ratio within the range. No further action on the part of our shareholders would be required to either implement or abandon the reverse stock split. If the Board of Directors does not implement any reverse stock splits prior to December 31, 2010, then the authority granted to the Board of Directors to implement a reverse stock split will terminate. At any time prior to the effectiveness of a reverse stock split, the Board of Directors may abandon the reverse stock split if it determines in its sole discretion that this proposal is no longer in the best interests of our Company and our shareholders. In determining whether to proceed with a reverse stock split, and if implemented, the exact ratio for a reverse stock split, our Board of Directors will consider, among other factors:

•

the per share price of our common stock at the time of a decision to proceed with a reverse stock split;

•

the number of authorized shares that will remain available for issuance after giving effect to the reverse stock split;

•

the historical fluctuations or patterns in the trading price and volume of our common stock;

•

projections for our financial condition and results of operations over various time horizons;

•

potential acquisition or financing opportunities; and

•

then current market conditions in our industry and in the broader market.

Reasons for the Reverse Split

The Company does not currently have any plans or arrangements to acquire any new specific business or company or to issue the additional shares of Company common stock authorized. The primary purpose for effecting a reverse split is to facilitate investment in the Company and to create more credibility for the Company by having fewer shares with a potentially higher trading share price. The Company also believes that effecting a reverse split will provide better flexibility in acquiring operating businesses and raising additional capital in the future. Among other things, a reverse split will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships, and acquiring or investing in complementary businesses or products.

In determining to recommend a reverse split, and in light of the foregoing, our Board of Directors considered, among other things, that a sustained higher per share price of our common stock, which should result from a reverse split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company. Our Board of Directors has determined that investors who would otherwise be potential investors in our common stock would prefer to invest in shares that trade in a price range higher than the range in which our common stock currently trades. On [__], 2010, the closing sale price of our common stock on the Over-The-Counter Bulletin Board was $0.[__] per share. In theory, implementing one or a series of reverse splits should cause the trading price of a share of our common stock after such reverse splits to be between two and twelve times what it would have been if no reverse splits had taken place, depending on the ratios selected by the Board of Directors. This, however, will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers may be reluctant to recommend lower-priced stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. Our Board of Directors believes that, to the extent that the price per share of our common stock remains at a higher per share price as a result of a reverse split, some of these concerns may be ameliorated. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our common stock.

The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Principal Effects of the Reverse Split

 Any reverse split will affect all holders of our common stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our common stock be altered, except for possible changes due to the treatment of fractional shares resulting from a reverse split, as described below. The par value of the Company’s common stock will not change as a result of any reverse split, and will remain at $0.01 regardless of the ratios determined by the Board of Directors for a reverse split.

The following table sets forth the approximate percentage reduction in the outstanding shares of the Company’s common stock and the approximate number of shares of the Company’s common stock that would be outstanding as a result of several possible ratios for a reverse split. For purposes of the table below, we have assumed that the proposal to increase the authorized shares of Company common stock from 50,000,000 to 100,000,000 as described in Proposal 3 is approved.

Proposed Reverse Split Ratio	Percentage Reduction in Shares Outstanding	# Shares Authorized	# Shares Issued and Outstanding(1)	# Shares Authorized Unissued(1)
Current	-	100,000,000	22,429,937	77,570,063
Assuming a 1-for-3 reverse split	67%	100,000,000	7,476,646	92,523,354
Assuming a 1-for-4 reverse split	75%	100,000,000	5,607,484	94,392,516
Assuming a 1-for-5 reverse split	80%	100,000,000	4,485,987	95,514,013
Assuming a 1-for-6 reverse split	83%	100,000,000	3,738,323	96,261,677
Assuming a 1-for-7 reverse split	86%	100,000,000	3,204,277	96,795,723
Assuming a 1-for-8 reverse split	88%	100,000,000	2,803,742	97,196,258
Assuming a 1-for-9 reverse split	89%	100,000,000	2,492,215	97,507,785
Assuming a 1-for-10 reverse split	90%	100,000,000	2,242,994	97,757,006

(1)

Based on 22,429,937 shares of the Company’s common stock issued and outstanding as of February 26, 2010.

Even if the Board of Directors elects to implement a series of reverse splits, in no event will the proportionate number of issued and outstanding shares of common stock be reduced at a ratio of more than 1-for-10. Shareholders should also recognize that once a reverse split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse split divided by a number between three and ten). While we expect that a reverse split will result in an increase in the per share price of our common stock, a reverse split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse splits for companies in similar circumstances is varied.

Once a reverse split is effected and should the per share price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after a reverse split.

In addition, a reverse split will likely increase the number of shareholders who own “odd lots” (stockholdings in amounts of less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Any reduction in brokerage commissions resulting from a reverse split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by any reverse split.

Finally, the number of authorized but unissued and unreserved shares of our common stock relative to the number of issued and reserved shares of our common stock will be increased. This increased number of authorized but unissued and unreserved shares of our common stock could be issued by the Board without further shareholder approval, which could result in dilution to the holders of our common stock.

The increased proportion of unissued and unreserved authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. However, the reverse splits have not been authorized in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company. The Company’s articles of incorporation do not currently contain provisions having an anti-takeover effect. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our articles of incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder. Our common stock is currently traded, and following a reverse split will continue to be traded, on the Over-The-Counter Bulletin Board. However, our common stock will be traded under a new symbol, subject to our continued satisfaction of the OTCBB listing requirements, which we will request once a reverse stock split is complete. Note, however, that the CUSIP number for our common stock will also change in connection with the reverse split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Accounting Matters

The reverse split will not affect total shareholders’ equity on our balance sheet. As a result of any reverse split, the stated capital component attributable to our common stock will be reduced to an amount equal to between one-third and one-tenth of its present amount and the additional paid-in capital component will be increased by the amount by which the stated capital component is reduced. The per share net loss and net book value per share of our common stock will be increased as a result of a reverse split because there will be fewer shares of our common stock outstanding.

Tax Consequences

Each shareholder is urged to consult with such stockholder’s tax advisor with respect to any potential tax consequences of the reverse stock split.

Procedure for Effecting the Reverse Split

If approved, a reverse split will become effective as of the date of filing the reincorporation documents, with such date being referred to as the “effective time.” At the effective time, each lot of between three and ten shares of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of common stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-split shares. However, a shareholder will not be entitled to receive any dividends or distributions payable after the reincorporation documents are effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Direct registration accounts and any new stock certificates that are issued after a reverse split becomes effective will give effect to the reverse split. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our common stock is quoted on the OTCBB under the symbol “GOBS.” In connection with a reverse split, our common stock will change its current CUSIP number. This new CUSIP number will appear on any new certificates representing post-split shares of our common stock.

Vote Required

Approving the proposal to effect a reverse split at a ratio of note less than 1-for-3 and not greater than 1-for-10 requires the vote of holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Effect of Not Obtaining the Required Vote for Approval

The implementation of a reverse split is not contingent upon the approval of the Reincorporation pursuant to Proposal 1. If the Reincorporation is not approved, but this Proposal 2 is approved, the Company may still elect implement a reverse split at a range of not less than 1-for-3 and not greater than 1-for-10. If the Reincorporation is approved, but this Proposal 2 is not approved, each shareholder will be required to exchange upon the consummation of the Reincorporation, one (1) share of G/O Business-Colorado common stock for one (1) share of G/O Business-Nevada common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOTE LESS THAN 1-FOR-3 AND NOT GREATER THAN 1-FOR-10.

PROPOSAL NUMBER 3 – INCREASE IN THE AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK TO 100,000,000

General

In February 2010, our Board of Directors, believing it to be in the best interests of the Company, approved the proposed increase in the authorized shares of the Company’s common stock to 100,000,000. The G/O Business-Colorado Articles of Incorporation, as currently in effect, authorizes the Company to issue up to 50,000,000 shares of common stock, par value $0.01 per share. If this Proposal 3 is approved, the G/O Business-Nevada Articles of Incorporation will authorize the Company to issue 100,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, $0.01 par value per share.

The Board of Directors believes that it is in the Company's and the Company's shareholders' best interests to increase the availability of additional authorized but unissued capital stock to provide the Company with the flexibility to issue equity for other proper corporate purposes which may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting employee stock plans or making acquisitions through the use of stock.

Reasons for the Increase

The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of stock for any purposes. The Board of Directors believes that the increase in authorized capital will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

The increased capital will provide the Board of Directors with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed. Neither the G/O Business-Nevada articles nor the NRS affords the Company’s shareholders preemptive rights to subscribe to additional securities which may be issued by the Company, which means that shareholders will not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company's stock.

Effects of the Increase

The number of authorized but unissued shares of our common stock relative to the number of issued shares of our common stock will be increased. This increased number of authorized but unissued shares of our common stock could be issued by the Board of Directors without further shareholder approval, which could result in dilution to the holders of our common stock.

The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. However, the increase in authorized capital stock has not been authorized in response to any effort of which the Company is aware to accumulate shares of common stock or obtain control of the Company. The Company’s Articles of Incorporation do not currently contain provisions having an anti-takeover effect. Other than as disclosed in this Proxy Statement, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Vote Required

Approving the increase in the authorized shares of Company common stock requires the vote of holders of a majority of the shares of common stock. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

Effect of Not Obtaining the Required Vote for Approval

The implementation of the increase in the authorized shares of Company common stock is not contingent upon the approval of the Reincorporation pursuant to Proposal 1. If the Reincorporation is not approved, but this Proposal 2 is approved, the Company may still elect to implement an increase in the authorized shares of Company common stock. If the Reincorporation is approved, but this Proposal 3 is not approved, then the Company will not increase the authorized shares of Company common stock, and the Company will be authorized to issue up to 50,000,000 shares of common stock, par value $0.01 per share under the G/O Business-Nevada Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMPANY COMMON STOCK TO 50,000,000.

SIGNIFICANT STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 26, 2010 (i) by each person who is known by us to beneficially own more than 5% of our common stock, (ii) by each of our officers and directors, and (iii) by all of our officers and directors as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. As of February 26, 2010, there were 22,429,937 shares of common stock outstanding.

Name and Address of Owner	Number of Shares Owned	Percentage of Class
John Thomas Bridge & Opportunity Fund, L.P. (1)	18,404,382	82.05%
Named Executive Officers and Directors:

Brian Rodriguez(2)	588,217	2.62%
All Officers and Directors as a Group (1 person)	588,217	2.62%

(1)

The address for John Thomas Bridge & Opportunity Fund, L.P. (“Fund”) is 3 Riverway, Suite 1800, Houston, Texas 77056. The Fund is a limited partnership, and the John Thomas Capital Management Group, LLC is the general partner of the Fund (“GP”). George Jarkesy is the managing member of the GP. Mr. Jarkesy and the GP may be deemed to have beneficial ownership of the securities reported herein.

(2)

Address is 2202 Bluebonnet Drive, Richardson, Texas 75082.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 50,000,000 shares of common stock, par value $0.01. As of February 26, 2010, there were 22,429,937 shares of common stock outstanding. Holders of our common stock are entitled to one vote per share on all matters to be voted upon by the shareholders. Our Colorado bylaws state that the election of directors requires a plurality of votes cast by our shareholders. All other actions by our shareholders require a majority of votes cast. Upon the liquidation, dissolution, or winding up of our company, the holders of common stock are entitled to share ratably in all of our assets which are legally available for distribution after payment of all debts and other liabilities and liquidation preference of any outstanding common stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are validly issued, fully paid and non-assessable. The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock which we may designate and issue in the future without further shareholder approval.

The transfer agent of our common stock is American Registrar & Transfer Co., 342 East 900 South, Salt Lake City, UT 84111.

Preferred Stock

We are authorized to issue up to 5,000,000 shares of preferred stock, par value $0.01. As of February 26, 2010, no shares of preferred stock are issued and outstanding. The shares of preferred stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. The Board of Directors is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of preferred stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Colorado. We do not have any present plans to issue any shares of preferred stock.

Options, Warrants, and Convertible Securities

As of February 26, 2010, we have not issued any options, warrants, or convertible securities.

OTHER MATTERS

The Board knows of no other business to come before the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

Record Date

Our Board of Directors has fixed the close of business on March 11, 2010, as the record date for the determination of shareholders who are entitled to receive this information statement. There were 22,429,937 shares of our common stock issued and outstanding on the Record Date.

Where You Can Find More Information

We are subject to the information and reporting requirements of the Securities Exchange Act and in accordance with the Exchange Act, we file periodic reports, such as our annual report, and other information with the SEC relating to our business, financial statements and other matters. You may read and copy any document that we file at the public reference facilities of the SEC in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available on the SEC’s website at www.sec.gov.

By Order of the Board of Directors

/s/ Brian Rodriguez

Brian Rodriguez

President

March 12, 2010

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY BY MAIL OR BY FAX AT (972) 767-3370. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

FORM OF PROXY

G/O BUSINESS SOLUTIONS, INC.

SPECIAL MEETING OF SHAREHOLDERS

March 25, 2010

G/O BUSINESS SOLUTIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of G/O Business Solutions, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoints Brian Rodriguez with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to the held at 11:00 A.M., Central Time, Thursday, March 25, 2010, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM THE STATE OF COLORADO TO THE STATE OF NEVADA, FOR THE PROPOSAL TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-3 AND NOT GREATER THAN 1-FOR-10, WITH THE EXACT RATIO TO BE SET WITHIN SUCH RANGE IN THE DISCRETION OF THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMPANY COMMON STOCK FROM 50,000,000 TO 100,000,000, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders

to be held on March 25, 2010:

This Proxy Statement is available at: www.gobusinesssolutions.biz.

There are two ways to vote your Proxy – By Mail or by Fax Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we’ve provided or fax it to: (972) 767-3370.	COMPANY #

If you vote by fax, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Proposal 1, FOR Proposal 2, and FOR Proposal 3.

PROPOSAL 1 – Reincorporation:

To approve the proposal to change the Company’s state of incorporation from the State of Colorado to the State of Nevada, which will result in a change of the Company’s name from G/O Business Solutions, Inc. to Radiant Energy, Inc.

.	FOR	.	AGAINST	.	ABSTAIN

PROPOSAL 2 – Reverse Split:

To approve the proposal to effect a reverse split of the Company’s common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10.	.	FOR	.	AGAINST	.	ABSTAIN

PROPOSAL 3 – Increase in Authorized Shares of Common Stock:

To approve the proposal to increase the authorized shares of Company common stock from 50,000,000 to 100,000,000.	.	FOR	.	AGAINST	.	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

Address Change? Mark Box . Indicate changes below:	Date
Signature
Printed Name
Signature (if jointly held)
Printed Name

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Exhibit A

PLAN OF CONVERSION

OF

G/O BUSINESS SOLUTIONS, INC. (a Colorado corporation)

INTO

RADIANT ENERGY, INC. (a Nevada corporation)

Pursuant to the provisions of Section 7-90-201(b) of the Colorado Business Corporation Act (the “CBCA”) and Section 92A.195 of the Nevada Revised Statutes (the “NRS”), the undersigned converting entity certifies the following Plan of Conversion adopted for the purpose of effecting a conversion in accordance with the provisions of the CBCA and the NRS was approved by the shareholders of G/O Business Solutions, Inc. in the manner prescribed by the CBCA.

1.

Act of Conversion. G/O Business Solutions, Inc. a Colorado corporation with offices at 2202 Bluebonnet Drive Richardson, Texas 75082, is hereby converted to a Nevada corporation as permitted by Section 7-90-201(b) of the CBCA and 92A.195 of the NRS. The Articles of Incorporation of Radiant Energy, Inc., the converted entity (the Nevada corporation), are made a part hereof as Exhibit A, hereto attached, in complete cancellation of all the ownership interest of G/O business Solutions, Inc., the converting entity (the Colorado corporation). The newly converted corporation shall operate under the name of and have the following address:

Radiant Energy, Inc.

2202 Bluebonnet Drive

Richardson, Texas 75082

2.

Authorization to file Articles of Incorporation. The shareholders of G/O Business Solutions, Inc. approve the terms of the Articles of Incorporation for Radiant Energy, Inc., attached as Exhibit A, and authorize the filing of the Articles of Incorporation with the Nevada Secretary of State.

3.

Effect of Conversion on Converted Entity. G/O Business Solutions, Inc., a Colorado corporation, the converting entity, is continuing its existence in the form of Radiant Energy, Inc., a Nevada corporation. Radiant Energy, Inc. shall continue the historic business of G/O Business Solutions, Inc. (the Colorado corporation) using the historic business assets of G/O Business Solutions, Inc. The effective date of the conversion will be the date upon which the Articles of Conversion are filed with the Colorado and Nevada Secretaries of State. Upon the effective date of the conversion the separate corporate existence of G/O Business Solutions, Inc. (the Colorado corporation) will cease; title to all real estate and other property owned by G/O Business Solutions, Inc. will be vested in Radiant Energy, Inc. (the Nevada corporation) without reversion or impairment; and Radiant Energy, Inc. (the Nevada corporation) will have all liabilities of G/O Business Solutions, Inc. (the Colorado corporation).

4.

Ownership Interest. Each share of G/O Business Solutions (the Colorado corporation) common stock issued and outstanding will be exchanged in shares of Radiant Energy, Inc. (the Nevada corporation) common stock at a ratio of not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be determined by the Board of Directors of G/O Business Solutions, Inc. (the Colorado corporation).

5.

Surviving Entity. Radiant Energy, Inc. (the Nevada corporation) shall be the surviving entity. The Articles of Incorporation and Bylaws of Radiant Energy, Inc. (the Nevada corporation), as of the effective date of the conversion, shall be the articles and bylaws of the surviving corporation. The officers and directors of G/O Business Solutions, Inc. (the Colorado corporation) prior to the effective date of the conversion shall be the officers and directors of Radiant Energy, Inc. (the Nevada corporation) after the effective date of the conversion.

5.

Approval of Conversion. This Plan of Conversion shall have been approved by a majority of the shareholders at duly noticed meeting.

Exhibit A

The parties hereto have executed this Plan of Conversion as of __, 2010.

G/O Business Solutions, Inc., a Colorado corporation

By:__________________________________

Name: _______________________________

Title: ________________________________

Radiant Energy, Inc., a Nevada corporation

By:__________________________________

Name: _______________________________

Title: ________________________________

Exhibit A

EXHBIIT A

CERTIFICATE OF FORMATION FOR A PROFIT CORPORATION

Annex B

ARTICLES OF INCORPORATION

OF

RADIANT ENERGY, INC.

The undersigned natural person, acting as incorporator of the corporation under the Nevada Revised Statutes, adopts the following Articles of Incorporation for such corporation.

ARTICLE I

Name. The name of the corporation is “Radiant Energy, Inc.” (hereinafter, the “Corporation”).

ARTICLE II

Period of Duration. The period of duration of the Corporation is perpetual.

ARTICLE III

Purposes and Powers. The purpose for which the Corporation is organized is to engage in any and all lawful business.

ARTICLE IV

Common Capitalization. The Corporation shall have the authority to issue 50,000,000 shares of common voting stock having a par value of $0.01 per share. All common voting stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of the Corporation shall not be liable for further call or assessment. The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred Capitalization. The Corporation shall also have authority to issue 5,000,000 shares of preferred stock having a par value of $0.01 per share. The Board of Directors shall, by resolution and amendment to these Articles of Incorporation and without further approval of the stockholders of the Corporation, prescribe the classes, series and the number of each class or series of such preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

ARTICLE V

Directors. The Corporation shall be governed by a Board of Directors consisting of no less than one (1) director nor more than ten (10) directors, as determined by the Board of Directors. The number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation, provided that the number of the directors shall not be reduced to less than one (1).

The names and post office addresses of the first Board of Directors, which shall be one (1) in number is as follows:

NAME

ADDRESS

Brian Rodriguez

2202 Bluebonnet Drive

Richardson, Texas 75082

ARTICLE VI

Incorporator. The name and post office address of the incorporator signing these Articles of Incorporation is set forth below:

NAME

ADDRESS

Brian Rodriguez

2202 Bluebonnet Drive

Richardson, Texas 75082

ARTICLE VII

Control Share Acquisitions. The provisions of NRS 78.378 to 78.3793, inclusive, are not applicable to the Corporation.

B-1

Annex B

ARTICLE VIII

Registered Agent/Office. The registered agent is Nevada Agency and Trust Company, whose business address is 50 West Liberty Street, Suite 880, Reno, Nevada 89501.

ARTICLE IX

Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE X

Indemnification of Directors and Executive Officers. To the fullest extent allowed by law, the directors and executive officers of the Corporation shall be entitled to indemnification from the Corporation for acts and omissions taking place in connection with their activities in such capacities.

/s/ Brian Rodriguez

Brian Rodriguez, President

B-2

Annex C

BYLAWS

OF

RADIANT ENERGY, INC.

ARTICLE I

OFFICES

Section 1.01

Location of Offices. The corporation may maintain such offices within or without the State of Nevada as the Board of Directors may from time to time designate or require.

Section 1.02

Principal Office. The address of the principal office of the corporation shall be at the address of the registered office of the corporation as so designated in the office of the Lieutenant Governor/Secretary of State of the state of incorporation, or at such other address as the Board of Directors shall from time to time determine.

ARTICLE II

SHAREHOLDERS

Section 2.01

Annual Meeting. The annual meeting of the shareholders shall be held at such time designated by the Board of Directors and as is provided for in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

Section 2.02

Special Meetings. Special meetings of the shareholders may be called at any time by the president, or by the Board of Directors, or in their absence or disability, by any vice president, and shall be called by the president or, in his or her absence or disability, by a vice president or by the secretary on the written request of the holders of not less than 20% of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice-president, or secretary. In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

Section 2.03

Place of Meetings. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.

Section 2.04

Notice of Meetings. The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purposes of all meetings of the shareholders (whether annual or special), to be mailed at least 10 days, but not more than 60 days, prior to the meeting, to each shareholder of record entitled to vote.

Section 2.05

Waiver of Notice. Any shareholder may waive notice of any meeting of shareholders (however called or noticed, whether or not called or noticed and whether before, during, or after the meeting), by signing a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof. Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of call or notice regardless of whether waiver, consent, or approval is signed or any objections are made. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

Section 2.06

Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any annual meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the share transfer books shall be closed, for the purpose of determining shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding sixty (60) days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at such meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting.

Annex C

In lieu of closing the share transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof. Failure to comply with this Section shall not affect the validity of any action taken at a meeting of shareholders.

Section 2.07

Voting Lists. The officer or agent of the corporation having charge of the share transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder during the whole time of the meeting. The original share transfer book shall be prima facia evidence as to the shareholders who are entitled to examine such list or transfer books, or to vote at any meeting of shareholders.

Section 2.08

Quorum. One-half of the total voting power of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. If a quorum is present, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject shall constitute action by the shareholders, unless the vote of a greater number or voting by classes is required by the laws of the state of incorporation of the corporation or the Articles of Incorporation. If less than one-half of the outstanding voting power is represented at a meeting, a majority of the voting power represented by shares so present may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 2.09

Voting of Shares. Each outstanding share of the corporation entitled to vote shall be entitled to one vote on each matter submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or series of stock are determined and specified as greater or lesser than one vote per share in the manner provided by the Articles of Incorporation.

Section 2.10

Proxies. At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such shares, as the case may be, as shown on the share transfer of the corporation or by his or her or her attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting. In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held and the persons whose shares are pledged shall be entitled to vote, unless in the transfer by the pledge or on the books of the corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his or her or her proxy, may represent such shares and vote thereon.

Section 2.11

Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE III

DIRECTORS

Section 3.01

General Powers. The property, affairs, and business of the corporation shall be managed by its Board of Directors. The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the shareholders of the corporation.

Annex C

Section 3.02

Number, Term, and Qualifications. The Board of Directors shall consist of no less than one and no more than ten. Increases or decreases to said number may be made, within the numbers authorized by the Articles of Incorporation, as the Board of Directors shall from time to time determine by amendment to these Bylaws. An increase or a decrease in the number of the members of the Board of Directors may also be had upon amendment to these Bylaws by a majority vote of all of the shareholders, and the number of directors to be so increased or decreased shall be fixed upon a majority vote of all of the shareholders of the corporation. Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been elected and shall have qualified. Directors need not be residents of the state of incorporation or shareholders of the corporation.

Section 3.03

Classification of Directors. In lieu of electing the entire number of directors annually, the Board of Directors may provide that the directors be divided into either two or three classes, each class to be as nearly equal in number as possible, the term of office of the directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.

Section 3.04

Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately following, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

Section 3.05

Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the president, vice president, or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the Board of Directors called by them.

Section 3.06

Meetings by Telephone Conference Call. Members of the Board of Directors may participate in a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 3.07

Notice. The person or persons calling a special meeting of the Board shall give notice to each director of the time, place, date and purpose of the meeting of not less than three business days prior to any special meeting. Any such notice will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the director to receive the same. Written confirmation of receipt (A) given by recipient of such notice, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

Section 3.08

Quorum. A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 3.09

Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, and the individual directors shall have no power as such.

Section 3.10

Vacancies and Newly Created Directorship. If any vacancies shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting. Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the director or directors are removed.

Annex C

Section 3.11

Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 3.12

Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her or her dissent shall be entered in the minutes of the meeting, unless he or she shall file his or her or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.13

Resignations. A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any. The resignation shall become effective on its acceptance by the Board of Directors; provided, that if the board has not acted thereon within four days from the date presented, the resignation shall be deemed accepted.

Section 3.14

Written Consent to Action by Directors. Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

Section 3.15

Removal. At a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

ARTICLE IV

OFFICERS

Section 4.01

Number. The officers of the corporation shall be a president, one or more vice-presidents, as shall be determined by resolution of the Board of Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors. The Board of Directors may elect, but shall not be required to elect, a chairman of the board.

Section 4.02

Election, Term of Office, and Qualifications. The officers shall be chosen by the Board of Directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors. Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his or her office until the next ensuing annual meeting of the Board of Directors and until his or her successor shall have been chosen and qualified, or until his or her death, or until his or her resignation or removal in the manner provided in these Bylaws. Any one person may hold any two or more of such offices, except that the president shall not also be the secretary. No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office. The chairman of the board, if any, shall be and remain a director of the corporation during the term of his or her office. No other officer need be a director.

Section 4.03

Subordinate Officers, Etc. The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the Board of Directors from time to time may determine. The Board of Directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties. Subordinate officers need not be shareholders or directors.

Section 4.04

Resignations. Any officer may resign at any time by delivering a written resignation to the Board of Directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.

Section 4.05

Removal. Any officer may be removed from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by vote of a majority of the directors, with or without cause. Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

Section 4.06

Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or new created offices may be filled by the Board of Directors at any regular or special meeting.

Annex C

Section 4.07

The Chairman of the Board. The Chairman of the Board, if there be such an officer, shall have the following powers and duties.

(a)

He or she shall preside at all shareholders' meetings;

(b)

He or she shall preside at all meetings of the Board of Directors; and

(c)

He or she shall be a member of the executive committee, if any.

Section 4.08

The President. The president shall have the following powers and duties:

(a)

If no general manager has been appointed, he or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

(b)

If no chairman of the board has been chosen, or if such officer is absent or disabled, he or she shall preside at meetings of the shareholders and Board of Directors;

(c)

He or she shall be a member of the executive committee, if any;

(d)

He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

(e)

He or she shall have all power and shall perform all duties normally incident to the office of a president of a corporation, and shall exercise such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

Section 4.09

The Vice Presidents. The Board of Directors may, from time to time, designate and elect one or more vice presidents, one of whom may be designated to serve as executive vice president. Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or the president. At the request or in the absence or disability of the president, the executive vice president or, in the absence or disability of the executive vice president, the vice president designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the president, the senior vice president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president.

Section 4.10

The Secretary. The secretary shall have the following powers and duties:

(a)

He or she shall keep or cause to be kept a record of all of the proceedings of the meetings of the shareholders and of the board or directors in books provided for that purpose;

(b)

He or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute;

(c)

He or she shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed, he or she may attest the same;

(d)

He or she shall assume that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

(e)

He or she shall have charge of the share books of the corporation and cause the share transfer books to be kept in such manner as to show at any time the amount of the shares of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the number of shares held by each holder and time when each became such holder or record; and he or she shall exhibit at all reasonable times to any director, upon application, the original or duplicate share register. He or she shall cause the share book referred to in Section 6.04 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the Board of Directors shall determine, in the manner and for the purposes provided in such Section;

Annex C

(f)

He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

(g)

He or she shall perform in general all duties incident to the office of secretary and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.11

The Treasurer. The treasurer shall have the following powers and duties:

(a)

He or she shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

(b)

He or she shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with Section 5.03 hereof;

(c)

He or she shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed;

(d)

He or she shall render to the Board of Directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of this transactions as treasurer, and render a full financial report at the annual meeting of the shareholders, if called upon to do so;

(e)

He or she shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any director on request during business hours;

(f)

He or she shall be empowered from time to time to require from all officers or agents of the corporation reports or statements given such information as he or she may desire with respect to any and all financial transactions of the corporation; and

(g)

He or she shall perform in general all duties incident to the office of treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.12

Salaries. The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.03 hereof. No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

Section 4.13

Surety Bonds. In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.

ARTICLE V

EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,

AND DEPOSIT OF CORPORATE FUNDS

Section 5.01

Execution of Instruments. Subject to any limitation contained in the Articles of Incorporation or these Bylaws, the president or any vice president or the general manager, if any, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors. The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and delivery any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

Section 5.02

Loans. No loans or advances shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors. Any such authorization may be general or confined to specific instances.

Annex C

Section 5.03

Deposits. All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks and or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

Section 5.04

Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these Bylaws, evidences of indebtedness of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

Section 5.05

Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile. In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

Section 5.06

Sale, Transfer, Etc. of Securities. Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the president, or by any vice president, together with the secretary, or by any officer or agent thereunto authorized by the Board of Directors.

Section 5.07

Proxies. Proxies to vote with respect to shares of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent thereunder authorized by the Board of Directors.

ARTICLE VI

CAPITAL SHARES

Section 6.01

Share Certificates. Every holder of shares in the corporation shall be entitled to have a certificate, signed by the president or any vice president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by him or her in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice president, secretary, or assistant secretary may be a facsimile. In case any officer who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate, shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or whose facsimile signature or signatures shall have been used thereon, has not ceased to be such officer. Certificates representing shares of the corporation shall be in such form as provided by the statutes of the state of incorporation. There shall be entered on the share books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked "Canceled" with the date of cancellation.

Section 6.02

Transfer of Shares. Transfers of shares of the corporation shall be made on the books of the corporation by the holder of record thereof, or by his or her attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares. Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly, shall not be bound to recognize any legal, equitable, or other claim to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof.

Section 6.03

Regulations. Subject to the provisions of this Article VI and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the corporation.

Annex C

Section 6.04

Maintenance of Stock Ledger at Principal Place of Business. A share book (or books where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the Board of Directors shall determine, containing the names, alphabetically arranged, of original shareholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of shares held by each. Such share books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

Section 6.05

Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of the corporation, and may require all such certificates to bear the signature of either or both. The Board of Directors may from time to time define the respective duties of such transfer agents and registrars. No certificate for shares shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such shares, and until registered by a registrar, if at such date the corporation had a registrar for such shares.

Section 6.06

Closing of Transfer Books and Fixing of Record Date.

(a)

The Board of Directors shall have power to close the share books of the corporation for a period of not to exceed 60 days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose.

(b)

In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding 60 days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

(c)

If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

Section 6.07

Lost or Destroyed Certificates. The corporation may issue a new certificate for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 6.08

No Limitation on Voting Rights; Limitation on Dissenter's Rights. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the corporation elects not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the corporation or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the corporation issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the corporation. In particular, to the extent permitted under the laws of the state of incorporation, the corporation elects not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, or any statute of similar effect or tenor.

Annex C

ARTICLE VII

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 7.01

How Constituted. The Board of Directors may designate an executive committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of two or more directors. Members of the executive committee and of any such other committees shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the executive committee or any other committee. Each member of the executive committee and of any other committee shall hold office until his or her successor shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

Section 7.02

Powers. During the intervals between meetings of the Board of Directors, the executive committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

Section 7.03

Proceedings. The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without notice) as it shall determine from time to time. It will keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

Section 7.04

Quorum and Manner of Acting. At all meeting of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

Section 7.05

Resignations. Any member of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office. Unless otherwise specified herein, such resignation shall take effect on delivery.

Section 7.06

Removal. The Board of Directors may at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

Section 7.07

Vacancies. If any vacancies shall occur in the executive committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act. Such vacancy may be filled at any meeting of the Board of Directors.

Section 7.08

Compensation. The Board of Directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

Annex C

ARTICLE VIII

INDEMNIFICATION

Section 8.01

Indemnification Respecting Third Party Claims. The corporation, to the full extent and in a manner permitted by Nevada law as in effect from time to time, shall indemnify, in accordance with the provisions of this Article, any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation or by any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which the corporation owns, directly or indirectly through one or more other entities, a majority of the voting power or otherwise possesses a similar degree of control), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent (a “Subsidiary Officer”) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (any such entity for which a Subsidiary Officer so serves, an “Associated Entity”), against expenses, including attorneys’ fees and disbursements, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, that (i) the corporation shall not be obligated to indemnify a person who is or was a director, officer employee or agent of the corporation or a Subsidiary Officer of an Associated Entity against expenses incurred in connection with an action, suit, proceeding or investigation to which such person is threatened to be made a party but does not become a party unless the incurring of such expenses was authorized by or under the authority of the Board of Directors and (ii) the corporation shall not be obligated to indemnify against any amount paid in settlement unless the Board of Directors has consented to such settlement. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person (i) is liable pursuant to Section 78.138 of the Nevada Revised Statutes or (ii) did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this Section 8.01, a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 8.01 against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against the corporation or any Associated Entity or any person who is or was a director, officer, fiduciary, employee or agent of the corporation or a Subsidiary Officer of any Associated Entity (including, without limitation, any action, suit or proceeding commenced by such person to enforce such person’s rights under this Article, unless and only to the extent that such person is successful on the merits of such claim), but such indemnification may be provided by the corporation in a specific case as permitted by Section 8.07 below in this Article.

Section 8.02.

Indemnification Respecting Derivative Claims. The corporation, to the full extent and in a manner permitted by Nevada law as in effect from time to time, shall indemnify, in accordance with the provisions of this Article, any person (including the heirs, executors, administrators or estate of any such person) who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) brought in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Subsidiary Officer of an Associated Entity, against expenses (including attorneys’ fees and disbursements) and costs actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person is not liable pursuant to Section 78.138 of the Nevada Revised Statutes, or acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom to be liable to the corporation unless, and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as a court of competent jurisdiction shall deem proper; provided, however, that the corporation shall not be obligated to indemnify a director, officer, employee or agent of the corporation or a Subsidiary Officer of an Associated Entity against expenses incurred in connection with an action or suit to which such person is threatened to be made a party but does not become a party unless the incurrence of such expenses was authorized by or under the authority of the Board of Directors. Notwithstanding anything to the contrary in the foregoing provisions of this Section 8.02, a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 8.02 against costs and expenses incurred in connection with any action or suit in the right of the corporation commenced by such person, but such indemnification may be provided by the corporation in any specific case as permitted by Section 8.07 below in this Article.

Annex C

Section 8.03.

Determination of Entitlement to Indemnification. Any indemnification to be provided under either of Section 8.01 or 8.02 above in this Article (unless ordered by a court of competent jurisdiction or advanced as provided in Section 8.05 of this Article) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. Such determination must be made (a) by the shareholders, (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. In the event a request for indemnification is made by any person referred to in Section 8.01 or 8.02 above in this Article, the corporation shall use its reasonable best efforts to cause such determination to be made not later than sixty (60) days after such request is made after the final disposition of such action, suit or proceeding.

Section 8.04.

Right to Indemnification upon Successful Defense and for Service as a Witness.

(a) Notwithstanding the other provisions of this Article, to the extent that a present or former director or officer has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in either of Section 8.01 or 8.02 above in this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith.

(b) To the extent any person who is or was a director, officer, employee or agent of the corporation or a Subsidiary Officer of an Associated Entity has served or prepared to serve as a witness in, but is not a party to, any action, suit or proceeding (whether civil, criminal, administrative, regulatory or investigative in nature), including any investigation by any legislative or regulatory body or by any securities or commodities exchange of which the corporation or an Associated Entity is a member or to the jurisdiction of which it is subject, by reason of his or her services as a director, officer, employee or agent of the corporation, or his or her service as a Subsidiary Officer of an Associated Entity (assuming such person is or was serving at the request of the corporation as a Subsidiary Officer of such Associated Entity), the corporation may indemnify such person against expenses (including attorneys’ fees and disbursements) and out-of-pocket costs actually and reasonably incurred by such person in connection therewith and, if the corporation has determined to so indemnify such person, shall use its reasonable best efforts to provide such indemnity within sixty (60) days after receipt by the corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses and costs; it being understood, however, that the corporation shall have no obligation under this Article to compensate such person for such person’s time or efforts so expended.

Section 8.05.

Advance of Expenses.

(a) Expenses incurred by any present or former director or officer of the corporation in defending a civil or criminal action, suit or proceeding shall, to the extent permitted by law, be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the corporation as authorized by this Article.

(b) Expenses and costs incurred by any other person referred to in Section 8.01 or 8.02 above in this Article in defending a civil, criminal, administrative, regulatory or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by or under the authority of the Board of Directors upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation in respect of such costs and expenses as authorized by this Article and subject to any limitations or qualifications provided by or under the authority of the Board of Directors.

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Section 6.

Notice of Action; Assumption of the Defense. Promptly after receipt by any person referred to in Section 8.01, 8.02 or 8.05 above in this Article of notice of the commencement of any action, suit or proceeding in respect of which indemnification or advancement of expenses may be sought under any such Section, such person (the “Indemnitee”) shall notify the corporation thereof. The corporation shall be entitled to participate in the defense of any such action, suit or proceeding and, to the extent that it may wish, except in the case of a criminal action or proceeding, to assume the defense thereof with counsel chosen by it. If the corporation shall have notified the Indemnitee of its election so to assume the defense, it shall be a condition of any further obligation of the corporation under such Sections to indemnify the Indemnitee with respect to such action, suit or proceeding that the Indemnitee shall have provided an undertaking in writing to repay all legal or other costs and expenses subsequently incurred by the corporation in conducting such defense if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified in respect of the costs and expenses of such action, suit or proceeding by the corporation as authorized by this Article. Notwithstanding anything in this Article to the contrary, after the corporation shall have notified the Indemnitee of its election so to assume the defense, the corporation shall not be liable under such Sections for any legal or other costs or expenses subsequently incurred by the Indemnitee in connection with the defense of such action, suit or proceeding, unless (a) the parties thereto include both (i) the corporation and the Indemnitee, or (ii) the Indemnitee and other persons who may be entitled to seek indemnification or advancement of expenses under any such Section and with respect to whom the corporation shall have elected to assume the defense, and (b) the counsel chosen by the corporation to conduct the defense shall have determined, in their sole discretion, that, under applicable standards of professional conduct, a conflict of interest exists that would prevent them from representing both (i) the corporation and the Indemnitee, or (ii) the Indemnitee and such other persons, as the case may be, in which case the Indemnitee may retain separate counsel at the expense of the corporation to the extent provided in such Sections and Section 8.03 above in this Article.

Section 8.07.

Indemnification Not Exclusive. The provision of indemnification to or the advancement of expenses and costs to any person under this Article, or the entitlement of any person to indemnification or advancement of expenses and costs under this Article does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 78.7502 of the Nevada Revised Statutes or for the advancement of expenses made pursuant to Section 8.05 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

Section 8.08.

Corporate Obligations; Reliance. The provisions of Sections 8.01, 8.02, 8.04(a) and 8.05(a) above of this Article shall be deemed to create a binding obligation on the part of the corporation to the directors, officers, employees and agents of the corporation, and the persons who are serving at the request of the corporation as Subsidiary Officers of Associated Entities, on the effective date of this Article and persons thereafter elected as directors and officers or retained as employees or agents, or serving at the request of the corporation as Subsidiary Officers of Associated Entities (including persons who served as directors, officers, employees and agents, or served at the request of the corporation as Subsidiary Officers of Associated Entities, on or after such date but who are no longer so serving at the time they present claims for advancement of expenses or indemnity), and such persons in acting in their capacities as directors, officers, employees or agents of the corporation, or serving at the request of the corporation as Subsidiary Officers of any Associated Entity, shall be entitled to rely on such provisions of this Article.

Section 8.09.

Further Changes. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of such provisions in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

Section 8.10.

Successors. The right, if any, of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Subsidiary Officer of an Associated Entity, to indemnification or advancement of expenses under Sections 8.01 through 8.09 above in this Article shall continue after he shall have ceased to be a director, officer, employee or agent or a Subsidiary Officer of an Associated Entity and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

Section 8.11.

Insurance.

(a) The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a Subsidiary Officer of any Associated Entity, against any liability asserted against such person and liability and expenses incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability and expenses.

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(b) The other financial arrangements made by the corporation pursuant to subsection (a) may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation; and (iv) the establishment of a letter of credit, guaranty or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

(c) Any insurance or other financial arrangement made on behalf of a person pursuant to this section may be provided by the corporation or any other person approved by the board of directors, even if all or part of the other person’s stock or other securities is owned by the corporation.

(d) In the absence of fraud: (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement (A) is not void or voidable, and (B) does not subject any director approving it to personal liability for his action, even if, in either case, a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.12.

Definitions of Certain Terms. For purposes of this Article, references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the corporation” shall include any service as a director, officer employee or agent of the corporation or as a Subsidiary Officer of any Associated Entity which service imposes duties on, or involves services by, such person with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article.

ARTICLE IX

FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE X

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by the Articles of Incorporation and these Bylaws.

ARTICLE XI

AMENDMENTS

All Bylaws of the corporation, whether adopted by the Board of Directors or the shareholders, shall be subject to amendment, alteration, or repeal by the Board of Directors or the shareholders, and new Bylaws may be made, except that:

(a)

No Bylaws adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

(b)

No Bylaws shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; provided, however that (i) if any Bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) no amendment, alteration or repeal of this Article XI shall be made except by the shareholders.

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CERTIFICATE OF PRESIDENT

The undersigned does hereby certify that he is the president of Radiant Energy, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing Bylaws of said corporation were duly and regularly adopted pursuant to a written consent dated effective ___, 2010 and that the above and foregoing Bylaws are now in full force and effect.

DATED THIS ___ day of ____, 2010.

/s/ Brian Rodriguez

Brian Rodriguez

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TITLE 7. CORPORATIONS AND ASSOCIATIONS

COLORADO BUSINESS CORPORATIONS

ARTICLE 113. DISSENTERS' RIGHTS

PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2); and

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or were held of record by more than two thousand shareholders, at the time of:

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(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

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PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

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(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

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7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

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(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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